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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


                                    ___________

                                     FORM 8 - K

                                   CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the

                        Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported)    October 31, 1998
                                                          ------------------

                 MENLO ACQUISITION CORP. FDBA  FOCUS SURGERY, INC.
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                 (Exact name of registrant as specified in charter)


            DELAWARE                    0-22136               77-0332937
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  (State or other jurisdiction     (Commission File          (IRS Employer
        of incorporation)               Number)           Identification No.)


        113 TYNAN WAY, PORTOLA VALLEY, CA                      94028
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          (Address of principal executive                   (Zip Code)
                    offices)


     Registrant's telephone number, including area code         (650) 529-0730
                                                              -----------------

                                            N/A
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          (Former name or former address, if changed since last report.)

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Item 3.  Bankruptcy or Receivership

     On February 9, 1996, the Registrant filed for protection under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court, Northern District of California, Oakland Division. On October 28, 1998 the Registrant's Plan of Reorganization was confirmed.


Item 7. Financial Statements and Exhibits

 Exhibit No.                Description

 99.27 Summary of Financial Status of the Registrant for the month ended October 1998, as required by the United States Bankruptcy Court, Northern District of California, Oakland Division.

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                                     SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Menlo Acquisition Corp. FDBA Focus Surgery, Inc.
                                ------------------------------------------------
                                                  (Registrant)


Date:  November 20, 1998             By:             /s/ RICHARD J. REDETT
                                           -------------------------------------
                                     Name:      Richard J. Redett
                                     Title:     President and Chief Executive
                                                Officer